William V. Fries, CFA
Portfolio Manager

Dear Fellow Shareholder,
Performance results for the periods ended March 31 are shown in the table below. The strong recovery from the October market low reflects both improved market conditions and the fundamental soundness of the companies in the portfolio.

                                                       Total return performance as of 3/31/99
                                                                Inception:  5/28/98
                               A Shares                                  C Shares

                    Cal. Qtr.  6 Months   Since Incept.      Cal. Qtr.   6 Months   Since Incept.
Net Asset Value       4.24%     14.99%     (5.47)%**           3.90%      14.53%       (6.22)%**
Max.Offering Price   (0.46)%     9.83%     (9.71)%**           2.90%      13.53%       (6.22)%**

Past performance cannot guarantee future results.
* Assumes redemption during the period.
** Annualized.


The Global Value Fund remains largely invested in western Europe with country diversification shown in the table below. Recent positive results have come from a significant recovery in a number of cyclical issues, such as Billiton (aluminum and other metals), Michelin (tires) and Dykerhoff (cement), and financial service issues (Annaly Mortgage, Edinburgh Fund Managers, Bank
Austria). Our patience with these inexpensive and out of favor issues is now being rewarded. New names added to the portfolio include: Tesco (largest supermarket chain in UK), Nortel Networks (Canadian telecommunications equipment manufacturer), United International Holdings (cable systems--Europe etc.), Banca Popolare Di Brescia (fastest growing Italian financial services oriented bank).

Holdings by Country*
Germany        21.3%       Sweden      4.3%        Netherlands 3.1%
United States  13.8%       Austria     3.5%        Italy       2.9%
UK             11.3%       Bermuda     3.4%        Poland      2.2%
Switzerland    10.8%       France      3.2%        New Zealand 2.1%
Japan           5.9%       Finland     3.1%        Brazil      1.7%

Signs of a reemergence of Asian economies is positive not only for those markets but also for the global economy. Prior to the collapse of currencies and economic contraction, Asian markets accounted for an important part of world incremental growth. Their return to economic expansion will stimulate European export demand as well as contribute to a better pricing environment for industrial commodities. The Global Fund is well positioned to benefit as prosperity returns. The overall attributes of the Fund remain conservative. At this writing, the portfolio's weighted average yield is 2.4% and price/earnings ratio is 17x. With under 40 issues, in fewer than 20 industries, the Fund is focused for performance, but prudently diversified, we believe. Banking is the single largest industry segment at roughly 15% of assets. Five separate countries are represented by these leading bankers. On March 31, 1999 we made an income distribution of $0.048 per share on the Class A shares and $0.02 per share on Class C shares. Global investors have had a challenging environment in the past 12 months. Long -Term Capital Management's liquidity crisis, currency collapses, and the lingering recession in the world's second largest economy (Japan) have roiled markets around the globe. Despite it all, the outlook for equity investors is as promising as ever. Many markets are at record levels. There is no shortage of demand for goods and services in the important U. S. economy, and global commodity and industrial capacity is sufficient to accommodate incremental demand without inflationary price pressure. The Global Value Fund is structured to benefit from this improving environment. For more detailed descriptive information on portfolio holdings, including links to the home pages of companies held in your portfolio, please visit our Website at www.thornburg.com. If you do not have internet access, call us at (800) 847-0200 and we will send this information to you. All of us at Thornburg appreciate your investing with us. Thank you for your trust and confidence. Respectfully,

William V. Fries, CFA
Portfolio Manager

ASSETS

Investments, at value (cost $10,047,220)                        $   9,877,815
Cash                                                                  276,083
Receivable for securities sold                                        100,191
Receivable for fund shares sold                                        10,156
Unrealized gain on forward exchange contracts (Note 6)                585,634
Dividend receivable                                                    47,310
Prepaid expenses and other assets                                       9,326
Total Assets                                                       10,906,515

LIABILITIES

Payable for securities purchased                                       46,000
Payable for fund shares redeemed                                       23,115
Unrealized loss on forward exchange contracts (note 6)                 51,217
Payable to investment advisor                                           5,890
Accounts payable and accrued expenses                                  56,444
Total Liabilities                                                     182,666

NET ASSETS                                                      $  10,723,849
NET ASSETS CONSIST OF:
Undistributed net investment income                             $      (1,564)
Net unrealized appreciation on investments                            343,111
Distributions paid in excess of net realized gain                    (761,577)
Net capital paid in on shares of beneficial interest               11,143,879
                                                                $  10,723,849

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($9,221,020 applicable to 822,797 shares
of beneficial interest outstanding - Note 4)                    $       11.21
Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)                               0.53
Maximum Offering Price Per Share                                $       11.74
Class C Shares:
Net asset value and offering price per share* ($1,502,829
applicable to and 134,491 shares of beneficial
interest outstanding - Note 4)                                  $       11.17


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $6,435)   $ 117,289
Interest income                                                 7,437
               Total Income                                   124,726

EXPENSES
Investment advisory fees (Note 3)                              41,568
Administration fees (Note 3)
 Class A Shares                                                 5,227
 Class C Shares                                                   712
Distribution and service fees (Note 3)
 Class A Shares                                                10,453
 Class C Shares                                                 5,692
Transfer agent fees                                            12,186
Registration & filing fees                                     24,167
Custodian fees                                                 16,933
Professional fees                                               3,174
Accounting fees                                                   861
Trustee fees                                                      122
Other expenses                                                    874
               Total Expenses                                 121,969
Less:
Expenses waived by investment advisor (Note 3)                (40,265)
               Net Expenses                                    81,704
               Net Investment Income                           43,022

REALIZED AND UNREALIZED GAIN - NOTE 5 Net realized gain (loss) on:
 Investments                                                 (320,775)
 Foreign currency transactions                               (115,238)
                                                             (436,013)

Net unrealized appreciation (depreciation)
 Investments                                                  977,513
 Foreign currency translation                                 731,225
                                                            1,708,738
         Net Realized and Unrealized Gain on Investments    1,272,725

         Net Increase (Decrease) in Net Assets Resulting
         From Operations                                  $ 1,315,747
See notes to financial statements.



                                                   Six       For the Period From
                                               Months Ended     May 28, 1999 (a)
                                                March 31,1999    to Sept 30,1999

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                                 $  43,022      $  25,565
Net realized gain (loss) on investments and
 foreign currency transactions                         (436,013)      (334,402)
Increase in unrealized depreciation on
 investments and foreign currency transactions        1,708,738     (1,365,627)
          Net Increase (Decrease) in Net Assets
          Resulting from Operations                   1,315,747     (1,674,464)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
 Class A Shares                                         (39,329)       (18,944)
 Class C Shares                                          (2,687)          (354)


FUND SHARE TRANSACTIONS - (Note 4)
 Class A Shares                                         648,402      8,997,696
 Class C Shares                                         784,813        712,969
          Net Increase in Net Assets                  2,706,946      8,016,903


NET ASSETS:

Beginning of period                                   8,016,903              0
End of period                                    $   10,723,849   $  8,016,903


(a) Commencement of operations See notes to financial statements.

Note 1 - Organization
Thornburg Global Value Fund, hereinafter referred to as the "Fund," is a series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis. The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Foreign Currency Translation:
Porfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of their taxable income to its shareholders. Therefore, no provision for Federal income tax is required. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 1999, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 1999, the Adviser voluntarily waived certain operating expenses amounting to $40,265 for the Fund. The Fund has underwriting agreements with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 1999, the Distributor earned commissions aggregating $3,488 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $790 from redemptions of Class C shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 1999 are set forth in the statement of operations. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note 4 - Shares of Beneficial Interest
At March 31, 1999 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and C Shares of the Global Value Fund commenced May 28, 1998. Transactions in shares of beneficial interest were as follows:

                         Six Months Ended March 31, 1999    Year Ended September 30, 1998
                                 Share       Amount            Share       Amount
Class A Shares
Shares sold                     92,102    $ 962,770           763,955   $ 9,049,328
Shares issued to shareholders
 in reinvestment of dividends    5,316       56,918             1,886        18,467
Shares repurchased             (34,246)    (371,286)           (6,217)      (70,099)

Net Increase                    63,172    $ 648,402           759,624   $ 8,997,696

Class C Shares
Shares sold                     85,834    $ 897,701            85,018   $ 1,022,683
Shares issued to shareholders
in reinvestment of distrib         201        2,203                34           334
Shares repurchased             (10,614)    (115,091)          (25,982)     (310,048)

Net Increase                    75,421    $ 784,813            59,070     $ 712,969

Note 5 - Securities Transactions
For the six months ended March 31, 1999 the Fund had purchase and sale transactions of investment securities of $4,879,081 and $3,760,853, respectively. The cost of investments for Federal income tax purpose is $10,047,220 for the Fund. As of March 31, 1999, the Fund had deferred capital losses and currency losses occuring subsequent to October 31, 1997 of $112,863 and $340,170, respectively. At March 31, 1999, net unrealized depreciation of investments was $169,405 resulting from $809,268 gross unrealized appreciation and $978,673 gross unrealized depreciation.

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the six months ended March 31, 1999, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts. At March 31, 1999, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
    560,300   Brazilian Real for 45,338 U.S. Dollars, June 11, 1999     $11,462
    142,200   Brazilian Real for 103,796, U.S. Dollars, June 17, 1999    24,132
  1,848,400   Swiss Francs for 1,403,280, U.S. Dollars, June 16, 1999   141,215
    607,198   Euros for 663,850, U.S. Dollars, June 16, 1999              4,473
    733,585   British Pound Sterling for 1,355,361, U.S. Dollars,
              June 16, 1999                                              42,524
  3,744,000   Swedish Krona for 468,820, U.S. Dollars, June 11, 1999     11,159
  3,347,140   European Currency Unit for 3,985,440 U.S. Dollars,
              June 16, 1999                                             350,669
Unrealized gain from forward exchange contracts                        $585,634

    109,584   British Pound Sterling for 180,901 U.S. Dollars,
              June 16, 1999                                             ($4,072)
 76,531,741   Japanese Yen for 648,234, U.S. Dollars, June 16,1999       (4,669)
    428,742   New Zealand Dollar for 227,027, U.S. Dollars, June 16,1999 (2,474)
    379,647   European Currency Unit for 452,273 U.S. Dollars,
              June 16, 1999                                             (40,002)
Unrealized loss from forward exchange contracts                        ($51,217)

Thornburg Global Value Fund             Per share operating performance (for a
                                        share outstanding throughout the period)

                                        Six Months Ended        Period Ended
                                         March 31, 1999     September 30,1998(a)
Class A Shares:
Net asset value, beginning of period          $ 9.79              $ 11.94
Income from investment operations:
 Net investment income                          0.05                 0.03
 Net realized and unrealized
  gain on investments                           1.42                (2.15)

Total from investment operations                1.47                (2.12)
Less dividends from:

 Net investment income                         (0.05)               (0.03)

Change in net asset value                       1.42                (2.15)

Net asset value, end of period               $ 11.21               $ 9.79

Total Return (b)                               14.99%              (17.80)%

Ratios/Supplemental Data
Ratios to average net asset:
 Net investment income                          1.01% (c)            1.04%(c)
 Expenses, after expense reductions             1.63% (c)            1.63%(c)
 Expenses, before expense reductions            2.34% (c)            2.88%(c)

Portfolio turnover rate                        23.04%               44.66%


Net assets at end of period (000)             $ 9,221              $ 7,440

(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return, which is not annualized in periods less than a year.
(c) Annualized



Class C Shares:
Net asset value, beginning of period         $  9.77             $  11.94

Income from investment operations:
 Net investment income                          0.01                 0.01
 Net realized and unrealized gain
 (loss) on investments                          1.41                (2.17)

Total from investment operations                1.42                (2.16)
Less dividends from:
 Net investment income                         (0.02)               (0.01)

Change in net asset value                       1.40                (2.17)

Net asset value, end of period               $ 11.17               $ 9.77

Total Return (b)                               14.53%              (18.12)%

Ratios/Supplemental Data
Ratios to average net asset:
 Net  investment  income                        0.16% (c)           (0.02)%(c)
 Expenses, after expense  reductions            2.37% (c)            2.38%(c)
 Expenses, before expense reductions            4.23% (c)           11.91%(c)

Portfolio turnover rate                        23.04%               44.66%


Net assets at end of period (000)             $ 1,503                $ 577

(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return, which is not annualized in periods less than a year.
(c) Annualized

Schedule of Investments

Thornburg Global Value Fund                                       March 31, 1999

CUSIPS:  Class A - 885-215-657, Class C - 885-215-640
NASDAQ Symbols:  Class A - TGVAX, Class C - TGVCX


COMMON STOCKS--100.00%

BANKING INSTITUTIONS (15.40%)
Banco Poplare Di Brescia                  10,000                        $309,237
Bank Austria AG                            6,200                         369,376
Bank Rozwoju Eksportu S.A.                 12,500                        239,362
Bankgesellschaft Berlin AG                 16,500                        245,309
Julius Baer Holding AG                        110                        357,540

CONSUMER ELECTRONICS (4.60%)
Sony Corp.                                 2,400                         221,931
Sony Corp. -ADR                            2,600                         237,413

BATTERIES (2.60%)
Varta AG                                   1,880                         255,110

BUILDING MATERIALS (4.00%)
Dyckerhoff AG                               273                           72,319
Dyckerhoff AG Preferred                    1,197                         323,564

CAPITAL EQUIPMENT (7.90%)
Rolls Royce Plc                          117,500                         497,972
Swisslog AG                                2,500                         285,313

DRUGS & HEALTH CARE (7.30%)
Merck KGaA                                 8,700                         301,020
Pharmacia & Upjohn Inc.                    6,700                         417,912

FOOD & BEVERAGES (3.10%)
Hero AG B                                    600                         305,598

FOREST PRODUCTS (3.40%)
UPM Kymmene OYJ                           12,100                         334,928

HOUSEHOLD PRODUCTS (3.70%)
Henkel KGaA Preferred                      5,000                         367,625

INSURANCE (3.70%)
Annuity And Life Re Holdings  +           15,800                         361,425

INVESTMENT MANAGEMENT & BROKERAGE (6.70%)
Edinburgh Fund Managers Group             22,000                         143,852
Ing Groep N.V.                             4,600                         253,910
Investment Technology Group, Inc. +        5,300                         268,975

METALS & MINING (2.50%)
Billiton Plc                             100,000                         242,982

REAL ESTATE INVESTMENT TRUSTS (5.20%)
Annaly Mortgage Management, Inc.          50,000                         512,500

RETAIL (3.20%)
Tesco                                    120,000                         318,218

SERVICES (3.20%)
Apcoa Parking AG                           4,300                         316,622

TECHNOLOGY - COMPUTERS & PERIPHERALS (2.10%)
Also Holding                                 390                         208,676

TELECOMMUNICATION SERVICES (4.10%)
Telecom Corporation Of New Zealand ADR     5,700                         222,300
Telesp Celular S.A.  +                 7,500,000                         179,300

TELEPHONE EQUIPMENT (3.60%)
Northern Telecom Limited                   4,500                         279,563
United- Pan Europe Communications          2,000                          76,500

TIRES & RUBBER (3.40%)
Michelin                                   7,500                         336,944

TOBACCO (4.60%)
Swedish Match AB                         130,000                         455,863

CLOSED END FUNDS (5.70%)
Central European Equity Fund              23,700                         285,881
New Germany Fund                           8,400                         100,275
World Equity Benchmark Shares - Japan     15,000                         172,500

TOTAL COMMON STOCKS (Cost $10,047,220)                                 9,877,815


TOTAL INVESTMENTS   (Cost $10,047,220)*                              $ 9,877,815

+Non-income producing.
 See notes to unaudited financial statements.